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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 30, 2003


      CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of the CHL
           Mortgage Pass-Through Trust 2003-15, Mortgage Pass-Through
                         Certificates, Series 2003-15).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

   Delaware                            333-103029               95-4449516
----------------------------           ----------               -----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                  91302
--------------------                                   -----
(Address of Principal                                (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

        5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1 Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

        23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.



                                                   By: /s/ Darren Bigby
                                                       ---------------
                                                       Darren Bigby
                                                       Vice President



Dated: April 30, 2003

                                  Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                       5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included                  5
      in Exhibit 5.1)

23.1  Consent of Sidley Austin Brown & Wood LLP (included                      5
      in Exhibits 5.1 and 8.1)